                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: AUGUST 14, 2003
                Date of Earliest Event Reported: AUGUST 14, 2003

                            LIBERTY MEDIA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

       0-20421                                          84-1288730
(Commission File Number)                   (I.R.S. Employer Identification No.)

                               12300 LIBERTY BLVD.
                            ENGLEWOOD, COLORADO 80112
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (720) 875-5400

ITEM 9. REGULATION FD DISCLOSURE; ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 14, 2003, Liberty Media Corporation (the "Company") issued a press release (the "Press Release") setting forth information, including financial information regarding certain of its privately held assets, which supplements the financial statements and related Management's Discussion and Analysis of Financial Condition and Results of Operations contained in the Company's Form 10-Q for the quarter ended June 30, 2003, which was filed with the Securities and Exchange Commission (the "SEC") on August 13, 2003. The information included in the Press Release is not meant to serve as a release of financial results of the Company. The Press Release also includes certain guidance for 2003.

This Form 8-K and the Press Release attached hereto as an Exhibit 99.1 are being furnished to the SEC under Item 9 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD. This Form 8-K and the Press Release, insofar as they disclose historical information regarding Liberty's results of operations or financial condition for the second quarter of 2003, are also being furnished to the SEC under Item 12 of Form 8-K.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2003

                                          LIBERTY MEDIA CORPORATION


                                          By:    /s/ Christopher W. Shean
                                                 --------------------------
                                                 Name:    Christopher W. Shean
                                                 Title:   Senior Vice President
                                                              and Controller